UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-3578

AQUILA FUNDS TRUST
 (Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600
New York, New York 10036
(Address of principal executive offices)  (Zip code)

Joseph P. DiMaggio
120 West 45th Street, Suite 3600
New York, New York 10036
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 12/31/15

Date of reporting period: 12/31/15

FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report December 31, 2015

February, 2016

Dear Fellow Shareholder:

Volatility remained elevated throughout the fourth quarter of 2015 in both the high yield and equity markets. Continued pressures on commodity prices and further weakness in Chinese economic data increased investor concern about global economic growth. The Federal Reserve (the "Fed") finally raised the Fed Funds rate by 0.25% in mid-December, which created added volatility. While the Fed maintained their commentary of “lower for longer”, they are currently indicating several more hikes throughout 2016.

Oil’s continued decline throughout 2015 placed significant pressure on energy and metals/mining related names, causing the securities of those companies to significantly underperform throughout the year. While we believe this should be a tailwind for consumer spending and serve to lessen input costs for many corporations, we have yet to see the potential positives of lower energy costs flow into economic data. Despite increased market volatility, elevated geopolitical tensions, and increased concerns regarding global economic growth throughout 2015, the U.S. economy remained relatively resilient. The positive trajectory of many employment statistics was a highlight of economic activity throughout 2015. The U.S. unemployment rate declined to the lowest level since early 2008. The prospects of lower energy costs and increased wage growth heading into 2016 may, in our view, bode well for continued gains in U.S. consumer confidence and spending.

There are a number of key topics and issues that we contemplate as we position our strategies. Similar to the Fed’s commentary surrounding future interest rate movement decisions, our strategy positioning is very much data dependent and with increased uncertainty in the capital markets, there is a great deal of information to consider.

Changing Monetary Policy – The Federal Reserve moved the Fed Funds rate higher in December for the first time since beginning a near-zero interest rate policy seven years ago. The commentary from the Fed indicates they may raise the Fed Funds rate another 3-4 times throughout 2016. This may increase the cost of financing at the consumer and business level, which could adversely impact consumer and business spending. Continued rate hikes may also place pressure on Treasury security yields, which may cause elevated volatility in the fixed-income markets. Increased volatility in the fixed-income markets could lead to increased volatility in the equity market.

US GDP Growth – The strength of the US economy has come into question lately. Current expectations are for continued 2.0-2.5% Gross Domestic Product ("GDP") growth for the US economy in 2016; however, a significant deviation from this expectation in either direction could influence investor expectations or alter how corporate decision makers allocate capital. Expectations for US GDP growth for the fourth quarter of 2015 were initially close to 2.0%, but declined significantly throughout the quarter and ended the year slightly below 1.0%. We are concerned this trend of slower growth may continue into 2016.

NOT A PART OF THE ANNUAL REPORT

Stronger US Dollar – A stronger US dollar will likely continue to be a headwind to US exports as well as continue to negatively impact corporate earnings of multinational companies. On the other hand, it will, in our view, also likely help curb inflationary pressures on imported goods and could serve to boost economic growth abroad.

Oil’s Decline – Lower utility and gasoline bills may boost US consumer spending and should help reduce input costs for many companies, but lower oil and natural gas prices pose a risk to corporate solvency for many energy companies, a particular headwind for the high yield asset class and perhaps in the investment-grade bond market. Low prices may also hinder some countries’ ability to balance budgets and service debt burdens. We continue to have an extremely cautious outlook on the energy industry and remain underweighted in the segment with our investment strategies.

Employment & Wages – Employment growth was reasonably solid in 2015 with monthly non-farm payrolls averaging over 200,000 per month and the employment rate declining from 5.6% to 5.0% throughout the year. Several other employment measures, such as under-employment and job availability, also improved throughout the year. Wage growth was positive and accelerated in 2015; however, the growth rate was stubbornly low throughout the year, which makes us question how much slack there really is in the labor market. A further acceleration in wage growth that results in increased inflation measures could, in our view, force the Fed to raise rates quicker than expected.

US Consumer – Auto and home sales improved throughout 2015, as did home values, employment data and consumer delinquency trends, indicating the US consumer should be on fairly solid footing heading into 2016. These trends may continue to be a positive for many consumer-related industries and companies; however, rising interest rates and continued sluggishness in wage growth may very well impact the consumer’s ability to purchase and finance large ticket items. Data regarding consumer confidence and consumer spending will continue to be scrutinized for any strength or weakness. With household spending accounting for approximately 70% of U.S. economic activity, the strength of the consumer and the willingness and ability to purchase goods and services are a key driver of corporate profits and economic growth.

Corporate Earnings – Corporate earnings have been somewhat challenged of late due to slower sales growth and the negative impact of a stronger dollar. The industrial and commodity-related industries continue to struggle and we have begun to see signs of sluggish earnings growth in other areas of the economy. Expectations are for corporate sales and earnings growth to continue to slow into 2016.

Increased Bond Yields and Yield Spread – The corporate bond market, in particular the high yield market, has been building in an increased risk premium on corporate credit since June of 2014, which could increase the cost of capital for many companies and influence corporate decision makers as they allocate capital in 2016. The rise in bond yield spreads in the high yield market to levels not experienced since 2011, has us concerned that corporate solvency issues are on the rise.

NOT A PART OF THE ANNUAL REPORT

Declining Credit Trends – The number of corporate credit rating downgrades by the Nationally Recognized Statistical Rating Organizations significantly outpaced the number of upgrades during 2015. We believe this reflects deterioration in credit metrics due to slower earnings growth and an increased use of debt to fund shareholder-friendly activities. We expect this trend to continue throughout 2016. The amount of distressed debt found in the high yield market increased significantly throughout 2015. Even excluding the stressed commodity-related industries, distressed debt increased fairly significantly across other industries. This metric ended the year at a post-financial crisis high and gives us reason to believe that corporate defaults are likely to be on the rise throughout 2016.

Thank you for your continued support and investment.

Sincerely,

Sandy R. Rufenacht Co-Portfolio Manager	Diana P. Herrmann President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Funds’ historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Funds Trust ANNUAL REPORT Management Discussion

High Yield Performance Overview

The Aquila Three Peaks High Income Fund Class Y share (ATPYX) generated a positive 1.19% total return during the fourth quarter of 2015. By comparison, the Barclays High Yield Bond Index generated a negative 2.07% return during the fourth quarter. The energy sector was once again a clear underperformer during the quarter, while other cyclical and commodity-related industries also weighed on the performance of the Barclays Index. We continue to have a very cautious view and therefore a significant underweight or no position in these industries for both our high income and equity strategy. We have maintained that view heading into 2016, as we see the potential for continued energy price volatility and concerns regarding global economic growth continuing to impact these industries. The credit-quality curve continued to steepen throughout the fourth quarter, with the lower-rated segment of the Barclays High Yield Index significantly underperforming the higher-rated segment. We have been commenting for quite some time that we believed the risk-reward prospects for lower-rated and lower-quality names within the high yield market was not that favorable. As such and in our opinion, our higher-quality and lower-duration positioning weathered the increased market volatility very well during the quarter. We continue to believe our relatively defensive positioning and elevated cash position are prudent in the current environment. In our opinion, uncertainty with regard to the timing of future Fed actions, concerns with regard to global economic growth, and the potential for increased corporate insolvency, may continue to sway investor sentiment and cause bouts of elevated volatility to occur within the high yield market over the foreseeable future.

For the year ended December 31, 2015, the Aquila Three Peaks High Income Fund Class Y share (ATPYX) generated a positive 3.77% total return. By comparison, the Barclays High Yield Bond Index generated a negative 4.47% return for the year. The resiliency that the high yield market had shown throughout the first half of 2015 gave way in the third and fourth quarters, with both the average yield-to-worst and bond yield spread increasing to levels not experienced in several years and the average high yield bond price hitting a post-financial crisis low. While our strategy performed well this year, the Barclays High Yield Bond Index actually ended the year as one of the weaker performing fixed-income asset classes. For the year ended December 31, 2015, the 10-Year Treasury returned positive 0.91%, the Barclays Aggregate Bond Index returned positive 0.55%, and the Barclays Investment Grade Bond Index returned negative 0.68%. The Energy and Basic Industry segments of the Barclays High Yield Bond Index weighed significantly on performance of the Index for the year as those segments were down 23.55% and 17.57%, respectively, during 2015. As of December 31, 2015, the Energy segment held a 10.82% weighting in the Index, while the Basic Industry segment (which includes the Chemicals, Metals & Mining, and Paper industries) accounted for a 7.38% weighting in the Index. Additionally, the lower-rated segment of the Barclays High Yield Bond Index experienced a second consecutive year of underperformance in 2015. The Caa-rated or lower-rated portion of the Index was down 12.11% during 2015, and carried a 14.1% weighting in the Index at the end of the year. We believe these segments will remain a focus of concern throughout much of 2016, as questions surrounding corporate solvency increased significantly during 2015.

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MANAGEMENT DISCUSSION (continued)

We believe our relatively defensive positioning within the high yield market in recent years, with a focus on higher-quality names and lower-duration securities within those names, has been prudent, and as a result has produced relatively stable performance within the high yield asset class. The construction of our high yield strategy continues to highlight companies that we believe are striving to improve their financial metrics and credit quality through prudent use of debt/leverage. We are looking to invest in companies with relatively stable cash flow generation that is sufficient to service, if not reduce debt, in addition to continuing to show reasonable growth in operations. We also continue to target bonds of those companies that we believe will exhibit less price fluctuation should overall market volatility remain elevated or should an adverse shock to underlying Treasury yields occur. In our opinion, this approach to the high yield asset class can help provide reasonably stable performance throughout various market and economic cycles.

Equity Performance Overview

The Aquila Three Peaks Opportunity Growth Fund Class Y share (ATGYX) generated a positive 2.84% total return during the fourth quarter of 2015. By comparison, the Russell 3000 Index, which is the Fund’s primary benchmark, generated a positive 6.27% return during the quarter. Following a very weak third quarter showing from many equity indices, the stock market exhibited a much better tone during the fourth quarter. However, much of the positive movement of the large indices during the fourth quarter was driven by large tech and consumer names. The so-called FANG (Facebook, Amazon, Netflix, and Google) and NOSH (Nike, O’Reilly Automotive, Starbucks, and Home Depot) stocks had a significant positive impact on the indices throughout the quarter, and really throughout the entire year. In general, third quarter corporate earnings results were weaker than many market participants had expected. Sluggish revenue growth has been a recurring theme over recent quarters, as economic growth has been relatively lackluster and the strength of the dollar has created currency translation issues for many companies. What became more apparent following third quarter results was that increased earnings growth and cash flow generation is becoming tougher to produce. This has some market participants, us included, concerned that fourth quarter results, and potentially earnings reports throughout 2016, may disappoint. We are mindful that earnings growth and cash flow generation ultimately drive stock prices over time and any weakness in these areas could materially impact the overall market in addition to an individual company’s equity value. We believe valuation metrics and market expectations will likely play an integral role in the performance of individual company stocks throughout 2016 as well. The equity markets ended 2015 at somewhat elevated valuations compared to recent years and, in our opinion, companies will need to show reasonable growth to continue to garner such valuations.

Despite the positive performance of most equity indices during the fourth quarter, many equity market participants seem to have become concerned with global growth prospects, as economic data from China continues to show weakness and many commodities continued to decline throughout much of the quarter. China’s continual currency devaluation, an effort to boost economic growth in the country, has been a signal to some market participants that economic activity has been declining at a more rapid pace than anticipated. The Fed’s inaction at their September 2015 meeting, along with commentary that they were concerned with global economic conditions, sparked fear in some market participants that global economic growth may be weaker than expected over the coming quarters. However, with the Fed ultimately deciding to raise the Fed Funds rate in December, market participants shifted the focus back to monetary policy and what a less accommodative Fed might mean for future U.S. economic growth. Over the past several years, equity investors have looked to the Federal Reserve to be accommodative with monetary policy which has helped bolster equity valuations; however, with U.S. monetary policy now becoming more restrictive, equity returns going forward will likely be driven more by company-specific factors, such as balance sheet improvement, company-specific growth catalysts, and potentially increased shareholder-friendly actions, like share repurchases, dividend payments, and/or M&A activity. While M&A activity remained elevated during the quarter, we have begun to see some skepticism filter in on certain deals where either significant debt was used to fund the purchase or if the business being acquired operated in an area that was not a core competency of the acquiring company. We view both of these factors as potential risks to a transaction and a potential sign that aggressive risk-taking is beginning to occur. We will continue to scrutinize M&A, especially if one of our companies is involved.

2 | Aquila Funds Trust

MANAGEMENT DISCUSSION (continued)

We continue to target equities of companies within the U.S. high yield market that have catalysts from increased cash flow growth and balance sheet improvements that may result in any ensuing increase in perceived shareholder-friendly activity. We believe our focus on domestic companies will result in minimal exposure to currency issues, and we expect many of the companies in which we invest will actually experience some degree of earnings and cash flow benefit as a result of lower energy costs. We believe that the companies we are choosing to invest in are well-positioned given their primarily domestic operations and management teams focused on balance sheet improvement and prudent use of cash flow. While there is the potential that some of the companies in which we invest may benefit from increased M&A activity, we believe the greatest value creation may come from companies that are managing their balance sheets prudently in order to create an optimal capital structure. We believe effective balance sheet management can afford companies the ability to manage operations efficiently and potentially capitalize on activities to boost shareholder value, while avoiding undue financial risk. As a result, many of the companies in which we have invested have been able to reduce interest burden and extend debt maturities due to relatively easy access to lower-cost debt over the past few years, which has resulted in improved credit-ratings, stronger balance sheets, and better overall financial position.

For the year ended December 31, 2015, the Aquila Three Peaks Opportunity Growth Fund Class Y share (ATGYX) generated a positive 4.52% total return. By comparison, the Russell 3000 Index generated a positive 0.48% return for the year. Following fairly strong performance in recent years, we were reasonably pleased with how well our equity strategy performed throughout 2015. The strong relative performance of our equity strategy was fairly broad-based across the companies and sectors in which we have invested. Similar to the high yield strategy, we have maintained a significant underweight position in commodity-related industries, and we continue to focus on companies and industries that we believe are less cyclical in nature and have relatively stable financial performance. We are closely watching the high yield market as it relates to how we position the equity strategy. Using the high yield market as a leading indicator, we have also attempted to reduce volatility within our equity strategy by becoming more defensive with regard to individual name weighting and industry exposure, while carrying an elevated cash position. It seems likely that, at least for the time being, the cost of debt financing will be increasing for many companies and that the potential for companies to opportunistically refinance debt to save on interest costs within the high yield market has dwindled. This increase in the cost of debt may also alter how companies view acquisitions or simply make the cost of such acquisitions more expensive or unattractive. We believe that the continued weakness in the high yield market over the last year and a half is an indication that credit investors, us included, are becoming concerned about weakening credit metrics due to slower cash flow growth and the increased use of debt/leverage to fund operations or shareholder-friendly activities. As a result, we believe the high yield market is indicating that a more cautious approach to investing in equities as we enter 2016 is warranted.

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MANAGEMENT DISCUSSION (continued)

We believe our high yield and equity strategies complement each other well and can each serve as validation that the companies we are choosing to invest in are fundamentally performing well. During periods of increased volatility, we believe the performance of the high yield strategy helps to confirm that these companies are not taking on excessive financial or operational risk. Meanwhile, the relative performance of the equity strategy helps to confirm that these companies are able to contribute to shareholder value through prudent use of debt/leverage to bolster cash flow growth and earnings generation.

Mutual fund investing involves risk and loss of principal is possible. The market value of each Fund’s securities may go up or down due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. Investing in foreign and/ or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Money market instruments or short-term debt securities held by a Fund for cash management or defensive purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, the Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objectives.

Aquila Three Peaks High Income Fund

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low and are expected to rise at some point in time. The Fund’s portfolio will typically include a high proportion, perhaps 100%, of high-yield / high-risk securities rated below investment grade and sometimes called “junk bonds”. In the event of a real or perceived decline in credit quality of an issuer, borrower, counterparty, or collateral, the value of your investment will typically decline. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. If interest rates fall, an issuer may exercise their right to prepay their securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

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MANAGEMENT DISCUSSION (continued)

Aquila Three Peaks Opportunity Growth Fund

The market prices of the Fund’s securities will be impacted by the risks associated with the financial condition and profitability of the underlying company, or by a default or downgrade of an issuer, obligor or counterparty to a financial contract with the Fund. Small and mid-sized companies are comparatively less well known and may have less trading in their shares than larger companies, may be more sensitive to changes in earnings results and investor expectations, may have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Sub-Adviser thinks appropriate, and offer greater potential for gain and loss. The Fund has exposure to highly leveraged companies. Leverage can magnify equity performance in both positive and negative stock markets. The Fund may invest in junk bonds, the risks of which are detailed above in connection with Aquila Three Peaks High Income Fund. These risks may result in share price volatility. Past performance is not a guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the historical or future performance of either Fund are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purpose.

NOT FDIC INSURED – NO BANK GUARANTEE – MAY LOSE VALUE

5 | Aquila Funds Trust

PERFORMANCE REPORTS

Aquila Three Peaks High Income Fund

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Three Peaks High Income Fund for the period June 1, 2006 (inception) through December 31, 2015 as compared with the Barclays Capital U.S. Corporate High-Yield Bond Index (the “Index”) over the same period. The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Index does not include any operating expenses nor sales charges.

	Average Annual Total Return for periods ended December 31, 2015
			Since
Class and Inception Date	1 Year	5 Years	Inception
Class A since 6/01/06
With Maximum Sales Charge	(0.57)%	3.75%	4.41%
Without Sales Charge	3.58	4.60	4.86
Class C since 6/08/06
With CDSC**	1.72	3.77	4.03
Without CDSC	2.74	3.77	4.03
Class I since 6/29/06
No Sales Charge	3.61	4.57	4.95
Class Y since 6/01/06
No Sales Charge	3.77	4.81	5.07
Barclays Capital U.S.
Corporate High-Yield Bond Index	(4.47)	5.05	6.89	(Class A & Y)
			6.89	(Class C)
			7.06	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

** CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

6 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund

The graph below illustrates the value of $10,000 invested in Class Y Shares of Aquila Three Peaks Opportunity Growth Fund (the “Fund”) for the 10-year period ended December 31, 2015 as compared with a hypothetical similar-size investment in the Russell 3000 Stock Index (the “Index”) over the same period. It should be noted that the Fund’s universe of companies was primarily within the eight-state Rocky Mountain region until October 15, 2010 when the orientation of the Fund was changed to investing primarily in the equity securities of companies located throughout the United States and the comparative index was changed. Furthermore, the Fund was originally managed to provide capital appreciation and was then reoriented to a growth at a reasonable price style as of July, 1999.

The performance of each of the other classes is not shown in the graph, but is included in the table below. It should be noted that the Index does not include any operating expenses nor sales charges but does reflect reinvestment of dividends, if any. It should also be noted that while the Index is nationally-oriented and consisted, over the period covered by the graph, of an unmanaged group of 3,000 equity securities, mostly of companies having relatively small capitalization, the Fund’s investment portfolio consisted for approximately half of the period (until 10/15/10) of a significantly lesser number of equity securities primarily of companies domiciled in the eight-state Rocky Mountain region of our country.

Prior to October 15, 2010, the market prices and behavior of the individual securities in the Fund’s investment portfolio could have been affected by local and regional factors which might have resulted in variances from the market action of the securities in the Index. Furthermore, the difference in the performance of the Index versus the Fund may also be attributed to the lack of application of annual operating expenses and sales charges to the Index. These returns represent results under the Fund’s prior investment strategies and various portfolio managers in effect from inception in 1994 through October 14, 2010, under the name, “Aquila Rocky Mountain Equity Fund.” They should not be considered predictive or representative of results the Fund may experience under its current strategy and investment sub-adviser.

7 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund

PERFORMANCE REPORT (continued)

	Average Annual Total Return
	for periods ended December 31, 2015
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A (commenced operations
on 7/22/94)
With Maximum Sales Charge	(0.22)%	13.57%	6.39%	8.15%
Without Sales Charge	4.21	14.56	6.85	8.39
Class C (commenced operations
on 5/01/96)
With CDSC**	2.43	13.72	6.06	7.03
Without CDSC	3.45	13.72	6.06	7.03
Class I (commenced operations
on 12/01/05)
No Sales Charge	4.45	14.89	7.17	6.82
Class Y (commenced operations
on 5/01/96)
No Sales Charge	4.52	14.91	7.15	8.06
Russell 3000 Stock Index(1)	0.48	12.18	7.36	N/A*	(Class A)
				8.02	(Class C &Y)
				7.30	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

(1)	The Fund’s primary index since October 15, 2010.

*	Index commenced on 1/01/95.
**	CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase

8 | Aquila Funds Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Funds Trust and the
Shareholders of Aquila Three Peaks High Income Fund and
Aquila Three Peaks Opportunity Growth Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund as of December 31, 2015 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of each Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropiate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund as of December 31, 2015, the results of their respective operations for the year then ended, the changes in each Fund’s net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 23, 2016

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AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

Principal
Amount	Corporate Bonds (89.2%)	Value

	Advertising & Marketing (1.5%)
	Lamar Media Corp.
$2,650,000	5.875%, 02/01/22	$2,782,500

	Aerospace & Defense (1.1%)
	Orbital ATK, Inc.
2,100,000	5.250%, 10/01/21	2,110,500

	Apparel & Textile Products (4.3%)
	Carter’s Inc.
1,500,000	5.250%, 08/15/21	1,541,250
	Hanesbrands, Inc.
4,250,000	6.375%, 12/15/20	4,398,750
	Levi Strauss & Co.
1,100,000	6.875%, 05/01/22	1,177,000
	Wolverine World Wide, Inc.
900,000	6.125%, 10/15/20	936,000
		8,053,000
	Auto Parts Manufacturing (1.8%)
	Goodyear Tire and Rubber Co.
1,775,000	6.500%, 03/01/21	1,865,968
1,400,000	7.000%, 05/15/22	1,499,750
		3,365,718
	Cable & Satellite (1.9%)
	CCO Holdings LLC
1,773,000	7.000%, 01/15/19	1,810,676
1,625,000	6.500%, 04/30/21	1,690,000
		3,500,676
	Casinos & Gaming (1.1%)
	Churchill Downs, Inc.
1,300,000	5.375%, 12/15/21	1,303,250
850,000	5.375%, 12/15/21 144A	852,125
		2,155,375
	Communications Equipment (1.3%)
	ViaSat, Inc.
2,325,000	6.875%, 06/15/20	2,412,188

	Consumer Products (2.4%)
	Prestige Brands, Inc.
2,500,000	8.125%, 02/01/20	2,587,500
575,000	5.375%, 12/15/21 144A	552,000
	Spectrum Brands, Inc.
1,250,000	6.625%, 11/15/22	1,318,750
		4,458,250

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AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2015

Principal
Amount	Corporate Bonds (continued)	Value

	Consumer Services (8.7%)
	ADT Corp.
$1,700,000	6.250%, 10/15/21	$1,775,735
	Aramark Corp.
5,875,000	5.750%, 03/15/20	6,076,953
	Service Corp. International
3,875,000	4.500%, 11/15/20	3,913,750
2,075,000	5.375%, 01/15/22	2,163,188
	United Rentals, Inc.
1,050,000	7.375%, 05/15/20	1,107,750
414,000	8.250%, 02/01/21	433,148
850,000	7.625%, 04/15/22	908,395
		16,378,919
	Containers & Packaging (5.3%)
	Ball Corp.
3,300,000	5.000%, 03/15/22	3,366,000
	Crown Holdings, Inc.
4,600,000	6.250%, 02/01/21	4,749,500
	Graphic Packaging International, Inc.
900,000	4.875%, 11/15/22	911,250
	Silgan Holdings, Inc.
1,000,000	5.000%, 04/01/20	1,017,500
		10,044,250
	Distributors - Consumer Discretionary (0.5%)
	LKQ Corp.
1,000,000	4.750%, 05/15/23	937,500

	Entertainment Content (0.8%)
	AMC Networks, Inc.
1,400,000	7.750%, 07/15/21	1,470,000

	Entertainment Resources (7.7%)
	AMC Entertainment
2,475,000	5.875%, 02/15/22	2,512,125
	Carmike Cinemas, Inc.
575,000	6.000%, 06/15/23 144A	589,375
	Cinemark Holdings, Inc.
3,800,000	7.375%, 06/15/21	3,999,500
1,150,000	5.125%, 12/15/22	1,141,375
	Live Nation Entertainment, Inc.
2,700,000	7.000%, 09/01/20 144A	2,794,500
925,000	5.375%, 06/15/22 144A	911,125

11 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2015

Principal
Amount	Corporate Bonds (continued)	Value

	Entertainment Resources (continued)
	Regal Entertainment
$1,450,000	5.750%, 03/15/22	$1,450,000
	Six Flags Entertainment Corp.
1,150,000	5.250%, 01/15/21 144A	1,164,375
		14,562,375
	Food & Beverage (3.7%)
	Constellation Brands, Inc.
1,875,000	6.000%, 05/01/22	2,062,500
	Cott Beverages, Inc.
1,125,000	6.750%, 01/01/20	1,161,562
600,000	5.375%, 07/01/22	588,000
	Pinnacle Foods, Inc.
2,350,000	4.875%, 05/01/21	2,256,000
	WhiteWave Foods Co.
925,000	5.375%, 10/01/22	978,188
		7,046,250
	Hardware (1.7%)
	CDW Corp.
2,250,000	6.000%, 08/15/22	2,373,750
	NCR Corp.
750,000	5.875%, 12/15/21	738,750
		3,112,500

	Health Care Facilities & Services (3.9%)
	Acadia Healthcare Co., Inc.
500,000	5.125%, 07/01/22	467,500
	AmSurg Corp.
1,700,000	5.625%, 11/30/20	1,725,500
	HCA Holdings, Inc.
600,000	6.500%, 02/15/20	653,700
1,200,000	6.250%, 02/15/21	1,269,000
1,275,000	7.500%, 02/15/22	1,412,062
1,050,000	5.875%, 03/15/22	1,107,750
	HealthSouth Corp.
700,000	7.750%, 09/15/22	728,000
		7,363,512
	Home & Office Products Manufacturing (1.0%)
	Tempur Sealy International, Inc.
1,800,000	6.875%, 12/15/20	1,885,500

12 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2015

Principal
Amount	Corporate Bonds (continued)	Value

	Home Improvement (0.2%)
	Scotts Miracle-Gro Co.
$375,000	6.000%, 10/15/23 144A	$390,938

	Industrial Distribution & Rental (1.8%)
	HD Supply, Inc.
1,000,000	11.500%, 07/15/20	1,107,500
2,225,000	7.500%, 07/15/20	2,314,000
		3,421,500
	Industrial Other (2.1%)
	AECOM Technology Corp.
1,000,000	5.750%, 10/15/22	1,030,000
	SBA Telecommunications Corp.
2,775,000	5.750%, 07/15/20	2,886,000
		3,916,000
	Internet Media (0.3%)
	Verisign, Inc.
550,000	4.625%, 05/01/23	532,538

	Leisure Products Manufacturing (2.7%)
	Jarden Corp.
4,525,000	6.125%, 11/15/22	4,672,062
	Vista Outdoor, Inc.
420,000	5.875%, 10/01/23 144A	430,500
		5,102,562
	Publishing & Broadcasting (6.5%)
	LIN Television Corp.
1,025,000	6.375%, 01/15/21	1,073,688
	Nielsen Holdings N.V.
2,625,000	4.500%, 10/01/20	2,664,375
	Sirius XM Radio, Inc.
1,475,000	4.250%, 05/15/20 144A	1,489,750
575,000	5.875%, 10/01/20 144A	602,313
650,000	5.750%, 08/01/21 144A	669,500
	Starz, LLC
5,625,000	5.000%, 09/15/19	5,695,313
		12,194,939
	Real Estate Investment Trusts (9.0%)
	CBRE Services, Inc.
2,400,000	5.000%, 03/15/23	2,412,214

13 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2015

Principal
Amount	Corporate Bonds (continued)	Value

	Real Estate Investment Trusts (continued)
	Corrections Corporation of America
$2,475,000	4.125%, 04/01/20	$2,450,250
	Crown Castle International Corp.
600,000	5.250%, 01/15/23	630,750
	DuPont Fabros Technology, Inc.
1,150,000	5.875%, 09/15/21	1,196,000
	Equinix, Inc.
2,850,000	5.375%, 01/01/22	2,921,250
	Iron Mountain, Inc.
1,750,000	6.000%, 08/15/23	1,811,250
	MPT Operating Partnership LP
2,650,000	6.875%, 05/01/21	2,749,375
625,000	6.375%, 02/15/22	637,500
	Omega Healthcare Investors, Inc.
600,000	5.875%, 03/15/24	621,000
	Ryman Hospitality Properties
1,550,000	5.000%, 04/15/21	1,577,125
		17,006,714
	Retail - Consumer Discretionary (4.0%)
	Limited Brands, Inc.
1,250,000	6.625%, 04/01/21	1,384,375
1,900,000	5.625%, 02/15/22	2,018,750
	Netflix, Inc.
1,800,000	5.375%, 02/01/21	1,890,000
	Sally Holdings LLC/Sally Capital, Inc.
2,225,000	5.750%, 06/01/22	2,302,875
		7,596,000
	Semiconductors (1.1%)
	NXP Semiconductors B.V.
1,550,000	5.750%, 02/15/21 144A	1,612,000
	Sensata Technologies
550,000	4.875%, 10/15/23 144A	534,875
		2,146,875
	Software & Services (1.5%)
	Activision Blizzard, Inc.
1,175,000	5.625%, 09/15/21 144A	1,230,812
1,000,000	6.125%, 09/15/23 144A	1,060,000
	Sabre Global, Inc.
550,000	5.375%, 04/15/23 144A	547,250
		2,838,062

14 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2015

Principal
Amount	Corporate Bonds (continued)	Value

	Supermarkets & Pharmacies (0.3%)
	Ingles Markets, Inc.
$550,000	5.750%, 06/15/23	$548,625

	Travel & Lodging (4.8%)
	Choice Hotels International, Inc.
1,350,000	5.750%, 07/01/22	1,444,500
	Hilton Worldwide Holdings, Inc.
6,650,000	5.625%, 10/15/21	6,891,062
	NCL Corp. LTD
795,000	4.625%, 11/15/20 144A	778,480
		9,114,042
	Waste & Environment Service & Equipment (1.3%)
	ADS Waste Holdings, Inc.
900,000	8.250%, 10/01/20	906,750
	Covanta Holding Corp.
1,450,000	7.250%, 12/01/20	1,499,843
		2,406,593
	Wireless Telecommunications Services (0.4%)
	Hughes Satellite Systems
724,000	6.500%, 06/15/19	780,110

	Wireline Telecommunications Services (4.5%)
	CyrusOne LP
1,125,000	6.375%, 11/15/22	1,158,750
	GCI, Inc.
1,350,000	6.750%, 06/01/21	1,370,250
	Level 3 Communications, Inc.
1,950,000	7.000%, 06/01/20	2,037,750
2,475,000	6.125%, 01/15/21	2,561,625
	Zayo Group LLC/Zayo Cap
850,000	10.125%, 07/01/20	915,875
550,000	6.000%, 04/01/23	519,750
		8,564,000
	Total Corporate Bonds (cost $169,084,527)	168,198,511

15 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2015

Shares	Short-Term Investment (9.1%)		Value
	Dreyfus Treasury & Agency Cash Management,
17,224,523	Institutional Shares, 0.09%* (cost $17,224,523)		$17,224,523

	Total Investments (cost $186,309,050- note 4)	98.3%	185,423,034
	Other assets less liabilities	1.7	3,269,303
	Net Assets	100.0%	$188,692,337

Portfolio	Percent of	Portfolio	Percent of
Distribution (unaudited)	Corporate Bonds	Distribution (unaudited)	Corporate Bonds

Advertising & Marketing	1.6%	Industrial Distribution
Aerospace & Defense	1.2	& Rental	2.0%
Apparel & Textile Products	4.8	Industrial Other	2.3
Auto Parts Manufacturing	2.0	Internet Media	0.3
Cable & Satellite	2.1	Leisure Products Manufacturing	3.0
Casinos & Gaming	1.3	Publishing & Broadcasting	7.3
Communications Equipment	1.4	Real Estate Investment Trusts	10.1
Consumer Products	2.7	Retail - Consumer Discretionary	4.5
Consumer Services	9.7	Semiconductors	1.3
Containers & Packaging	6.0	Software & Services	1.7
Distributors -		Supermarkets & Pharmacies	0.3
Consumer Discretionary	0.6	Travel & Lodging	5.4
Entertainment Content	0.9	Waste & Environment Service
Entertainment Resources	8.7	& Equipment	1.4
Food & Beverage	4.2	Wireless Telecommunications
Hardware	1.9	Services	0.5
Health Care Facilities & Services	4.4	Wireline Telecommunications
Home & Office		Services	5.1
Products Manufacturing	1.1		100.0%
Home Improvement	0.2

* Annualized seven-day yield at period end.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

See accompanying notes to financial statements.

16 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

Shares	Common Stocks (89.9%)	Value

	Aerospace & Defense (1.7%)
91,735	Orbital ATK, Inc.	$8,195,605

	Apparel & Textile Products (1.0%)
53,833	Carter’s, Inc.	4,792,752

	Auto Parts Manufacturing (0.3%)
37,472	Goodyear Tire & Rubber Co.	1,224,210

	Cable & Satellite (4.2%)
29,676	Charter Communications, Inc.+	5,433,676
123,523	DISH Network Corp.+	7,063,045
56,370	EchoStar Corp.+	2,204,631
29,387	Time Warner Cable, Inc	5,453,933
		20,155,285
	Casinos & Gaming (1.3%)
45,422	Churchill Downs, Inc	6,426,759

	Communications Equipment (1.0%)
80,436	ViaSat, Inc.+	4,907,400

	Consumer Finance (2.2%)
177,913	Fidelity National Information Services, Inc.	10,781,528

	Consumer Products (1.3%)
125,652	Prestige Brands, Inc.+	6,468,565

	Consumer Services (6.7%)
99,890	ADT Corp.	3,294,372
388,826	Aramark Corp.	12,539,639
529,151	Service Corp. International	13,768,509
40,142	United Rentals, Inc.+	2,911,901
		32,514,421
	Containers & Packaging (12.9%)
72,368	Ball Corp.	5,263,325
164,828	Berry Plastics Corp.+	5,963,477
267,556	Crown Holdings, Inc.+	13,565,089
740,433	Graphic Packaging International	9,499,755
248,447	Sealed Air Corp.	11,080,736
235,289	Silgan Holdings, Inc.	12,639,725
94,154	Westrock Co	4,295,305
		62,307,412
	Distributors - Consumer Discretionary (1.0%)
170,357	LKQ Corp.+	5,047,678

17 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2015

Shares	Common Stocks (continued)	Value

	Entertainment Content (0.9%)
139,562	Lions Gate Entertainment Corp	$4,520,413

	Entertainment Resources (3.7%)
252,417	AMC Entertainment	6,058,008
128,106	Live Nation Entertainment, Inc.+	3,147,564
203,050	Regal Entertainment	3,831,554
84,952	Six Flags	4,667,263
		17,704,389
	Food & Beverage (5.2%)
59,171	Constellation Brands, Inc.	8,428,317
636,561	Cott Beverages, Inc	6,995,805
158,241	Pinnacle Foods, Inc	6,718,913
82,133	WhiteWave Foods Co.+	3,195,795
		25,338,830
	Hardware (2.0%)
227,674	CDW Corp.	9,571,414

	Health Care Facilities & Services (3.7%)
38,134	Acadia Healthcare Co. Inc.	2,381,850
112,580	AmSurg Corp.+	8,556,080
141,188	Envision Healthcare Corp.+	3,666,652
45,536	HCA Holdings, Inc.+	3,079,600
		17,684,182
	Health Care Services (0.4%)
45,545	Team Health Holdings, Inc.+	1,998,970

	Home & Office Products Manufacturing (0.7%)
48,621	Tempur Sealy International, Inc.+.	3,425,836

	Home Improvement (2.1%)
262,633	ServiceMaster Co.	10,305,719

	Industrial Distribution & Rental (0.6%)
104,613	HD Supply, Inc.+.	3,141,528

	Industrial Other (0.3%)
40,247	AECOM Technology Corp.+	1,208,617

	Information Services (1.9%)
338,639	TransUnion+	9,336,277

	Leisure Products Manufacturing (2.6%)
53,307	Jarden Corp.+	3,044,896
212,626	Vista Outdoor, Inc.+	9,463,983
		12,508,879

18 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2015

Shares	Common Stocks (continued)	Value

	Lodging (0.9%)
62,425	Starwood Hotels & Resorts Worldwide, Inc.	$4,324,804

	Other Commercial Services (0.8%)
99,115	KAR Auction Services, Inc.	3,670,228

	Packaged Food (2.5%)
66,011	J.M. Smucker Co.	8,141,797
53,318	Kraft Foods Group, Inc	3,879,418
		12,021,215
	Publishing & Broadcasting (7.2%)
17,063	Liberty Media Corp. Class A+	669,723
326,994	Liberty Media Corp. Class C+	12,451,932
271,567	Nielsen Holdings N.V	12,655,022
265,987	Starz, LLC+	8,910,565
		34,687,242
	Real Estate Investment Trusts (2.7%)
133,895	CBRE Group, Inc.+	4,630,089
15,079	Crown Castle International	1,303,580
4,224	Equinix, Inc.	1,277,338
109,328	Ryman Hospitality Properties	5,645,698
		12,856,705
	Restaurants (0.5%)
69,142	Restaurant Brands International, Inc.	2,583,145

	Retail - Consumer Discretionary (1.1%)
23,284	Netflix, Inc.+	2,663,224
100,574	Sally Beauty Holdings, Inc.+	2,805,009
		5,468,233
	Semiconductor Devices (2.8%)
19,262	Avago Technologies Ltd.	2,795,879
97,166	Broadcom Corp.	5,618,138
533,085	Cypress Semiconductor Corp	5,229,564
		13,643,581
	Semiconductors (3.9%)
109,780	NXP Semiconductors N.V.+	9,248,965
204,635	Sensata Technologies+	9,425,488
		18,674,453
	Software & Services (2.2%)
128,069	Activision Blizzard, Inc	4,957,551
211,263	Sabre Corp	5,909,026
		10,866,577

19 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2015

Shares	Common Stocks (continued)		Value
	Travel & Lodging (1.8%)
415,217	Hilton Worldwide Holdings, Inc.+		$8,885,644

	Waste Management (1.8%)
198,713	Republic Services, Inc		8,741,385

	Wireline Telecommunications Services (4.0%)
257,884	Level 3 Communications, Inc.+		14,018,574
209,757	Zayo Group Holdings, Inc.+		5,577,439
			19,596,013
	Total Common Stocks (cost $399,765,341)		435,585,894

	Short-Term Investment (11.1%)
	Dreyfus Treasury & Agency Cash Management
53,849,060	Institutional Shares, 0.09%* (cost $53,849,060)		53,849,060

Total Investments (cost $453,614,401 - note 4)		101.0%	489,434,954
Other assets less liabilities		(1.0)	(5,031,095)
Net Assets		100.0%	$484,403,859

Portfolio	Percent of	Portfolio	Percent of
Distribution (unaudited)	Common Stocks	Distribution (unaudited)	Common Stocks

Aerospace & Defense	1.9%	Home Improvement	2.4%
Apparel & Textile Products	1.1	Industrial Distribution& Rental	0.7
Auto Parts Manufacturing	0.3	Industrial Other	0.3
Cable & Satellite	4.6	Information Services	2.1
Casinos & Gaming	1.5	Leisure Products Manufacturing	2.9
Communications Equipment	1.1	Lodging	1.0
Consumer Finance	2.5	Other Commercial Services	0.8
Consumer Products	1.5	Packaged Food	2.8
Consumer Services	7.5	Publishing & Broadcasting	8.0
Containers & Packaging	14.3	Real Estate Investment Trusts	2.9
Distributors -		Restaurants	0.6
Consumer Discretionary	1.1	Retail - Consumer Discretionary	1.2
Entertainment Content	1.0	Semiconductor Devices	3.1
Entertainment Resources	4.1	Semiconductors	4.3
Food & Beverage	5.8	Software & Services	2.5
Hardware	2.2	Travel & Lodging	2.0
Health Care Facilities & Services	4.1	Waste Management	2.0
Health Care Services	0.5	Wireline Telecommunications
Home & Office		Services	4.5
Products Manufacturing	0.8		100.0%

+ Non-income producing security.
* Annualized seven-day yield at period end.

See accompanying notes to financial statements.

20 | Aquila Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

	AQUILA	AQUILA
	THREE PEAKS	THREE PEAKS
	HIGH	OPPORTUNITY
ASSETS	INCOME FUND	GROWTH FUND
Investments at value
(cost $186,309,050 and $453,614,401, respectively)	$185,423,034	$489,434,954
Receivable for Fund shares sold	8,656,823	5,188,721
Receivable for interest and dividends	2,385,557	402,839
Reclaim receivable	–	4,665
Other assets	50,620	47,423
Total assets	196,516,034	495,078,602
LIABILITIES
Payable for investment securities purchased	6,576,538	8,107,460
Payable for Fund shares redeemed	938,085	2,087,703
Dividends payable	127,628	–
Management fees payable	93,104	336,124
Management recoupment fees payable	–	52,389
Accrued expenses	88,342	91,067
Total liabilities	7,823,697	10,674,743
NET ASSETS	$188,692,337	$484,403,859

Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	$225,712	$107,438
Additional paid-in capital	192,980,913	453,284,390
Net unrealized appreciation (depreciation)
on investments (note 4)	(886,016)	35,820,553
Accumulated net realized gain (loss) on investments	(3,628,272)	(4,808,522)
	$188,692,337	$484,403,859
CLASS A
Net Assets	$67,062,890	$133,379,553
Capital shares outstanding	8,025,871	2,978,335
Net asset value and redemption price per share	$8.36	$44.78
Maximum offering price per share (100/96 of $8.36 and
100/95.75 of $44.78, respectively, adjusted to the nearest cent)$	8.71	$46.77
CLASS C
Net Assets	$17,860,329	$64,621,118
Capital shares outstanding	2,136,952	1,704,489
Net asset value and offering price per share	$8.36	$37.91
Redemption price per share (* a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$8.36 *	$37.91	*
CLASS I
Net Assets	$1,741,223	$26,390,929
Capital shares outstanding	208,363	571,310
Net asset value, offering and redemption price per share	$8.36	$46.19
CLASS Y
Net Assets	$102,027,895	$260,012,259
Capital shares outstanding	12,200,004	5,489,704
Net asset value, offering and redemption price per share	$8.36	$47.36

See accompanying notes to financial statements.

21 | Aquila Funds Trust

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015

	AQUILA	AQUILA
	THREE PEAKS	THREE PEAKS
	HIGH	OPPORTUNITY
	INCOME FUND	GROWTH FUND
Investment Income:

Interest income	$8,357,791	$–
Dividend income
(net of foreign tax withheld of $28,980)	–	3,004,917
Total investment income	8,357,791	3,004,917

Expenses:

Management fees (note 3)	1,112,231	2,946,201
Distribution and service fees (note 3)	294,645	752,228
Transfer and shareholder servicing agent
fees (note 3)	221,668	451,678
Legal fees	125,775	110,589
Trustees’ fees and expenses	82,589	139,898
Registration fees and dues	60,040	59,195
Fund accounting fees	35,147	3,399
Custodian fees (note 5)	17,976	28,225
Auditing and tax fees	17,200	22,900
Shareholders’ reports	16,109	44,908
Insurance	9,257	10,067
Chief compliance officer services (note 3)	6,609	8,133
Miscellaneous	22,040	27,133
Total expenses	2,021,286	4,604,554

Management fees waived (note 3)	(118,365)	–
Expenses paid indirectly (note 5)	(220)	(597)
Management fees recovered (note 3)	–	448,249
Net expenses	1,902,701	5,052,206
Net investment income (loss)	6,455,090	(2,047,289)

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	(70,603)	4,099,905
Change in unrealized appreciation (depreciation)
on investments	(275,114)	(787,780)

Net realized and unrealized gain (loss) on
investments	(345,717)	3,312,125
Net change in net assets resulting from
operations	$6,109,373	$1,264,836

See accompanying notes to financial statements.

22 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014

OPERATIONS:
Net investment income	$6,455,090	$8,809,782
Net realized gain (loss) from securities
transactions	(70,603)	(415,067)
Change in unrealized appreciation (depreciation)
on investments	(275,114)	(1,388,669)
Change in net assets resulting from
operations	6,109,373	7,006,046

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares:
Net investment income	(1,934,001)	(2,214,590)
Net realized gain on investments	(801)	(998,504)

Class C Shares:
Net investment income	(557,538)	(826,424)
Net realized gain on investments	(206)	(475,173)

Class I Shares:
Net investment income	(68,073)	(1,060,451)
Net realized gain on investments	(21)	(38,417)

Class Y Shares:
Net investment income	(3,895,478)	(4,708,317)
Net realized gain on investments	(1,218)	(2,175,326)
Change in net assets from distributions	(6,457,336)	(12,497,202)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	62,490,615	33,445,814
Reinvested dividends and distributions	4,766,223	8,728,543
Short-term trading redemption fees	3,671	13,289
Cost of shares redeemed	(50,574,779)	(165,631,358)
Change in net assets from capital share
transactions	16,685,730	(123,443,712)
Change in net assets	16,337,767	(128,934,868)

NET ASSETS:
Beginning of period	172,354,570	301,289,438
End of period	$188,692,337	$172,354,570

See accompanying notes to financial statements.

23 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014

OPERATIONS:
Net investment income (loss)	$(2,047,289)	$(585,464)
Net realized gain (loss) from securities
transactions	4,099,905	643,758
Change in unrealized appreciation on
investments	(787,780)	18,566,491
Change in net assets from operations	1,264,836	18,624,785

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares:
Net investment income	—	—
Net realized gain on investments	(2,163,981)	(617,642)

Class C Shares:
Net investment income	—	—
Net realized gain on investments	(1,206,155)	(196,357)

Class I Shares:
Net investment income	—	—
Net realized gain on investments	(436,044)	(43,702)

Class Y Shares:
Net investment income	—	—
Net realized gain on investments	(3,954,279)	(717,232)
Change in net assets from distributions	(7,760,459)	(1,574,933)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	384,878,543	100,908,235
Reinvested distributions	6,101,594	1,232,680
Short-term trading redemption fees	37,811	58,013
Cost of shares redeemed	(83,105,804)	(26,782,318)
Change in net assets from capital share
transactions	307,912,144	75,416,610
Change in net assets	301,416,521	92,466,462

NET ASSETS:
Beginning of period	182,987,338	90,520,876
End of period*	$484,403,859	$182,987,338

* Includes undistributed net investment
income (loss) of:	$—	$114,952

See accompanying notes to financial statements.

24 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2015
1. Organization

Aquila Funds Trust (the "Trust"), a Massachusetts business trust, is comprised of two series: Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund (each, a “Fund”). Each Fund is an open-end diversified investment company. Aquila Three Peaks High Income Fund’s objective is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. Aquila Three Peaks Opportunity Growth Fund seeks capital appreciation whereby it invests primarily in the equity securities of companies located throughout the United States.

Both Funds are authorized to issue an unlimited number of shares and offer four classes of shares: Class A, Class C, Class I and Class Y Shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee.

All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by both Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system. Securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price. All other securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. With respect to Aquila Three Peaks High Income Fund, in the case of securities for which market quotations are readily available, securities are valued at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

25 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2015

b)
Fair value measurements: Both Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the respective Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds' own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of each Fund’s investments, used to value the respective Fund’s net assets as of December 31, 2015:

	AQUILA	AQUILA
	THREE PEAKS	THREE PEAKS
	HIGH	OPPORTUNITY
	INCOME FUND	GROWTH FUND
Valuation Inputs	Investments in Securities*

Level 1 – Quoted Prices – Common Stocks	$17,224,523	$489,434,954
Level 2 – Other Significant Observable Inputs	168,198,511	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$185,423,034	$489,434,954

* See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, events and transactions have been evaluated for potential recognition or disclosure through the date these financial statements were issued (see note 10).

d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

26 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2015

e)
Federal income taxes: It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. Each Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax position for each of the open tax years (2012-2014) or expected to be taken in the Funds' 2015 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On December 31, 2015, Aquila Three Peaks High Income Fund decreased paid-in capital $72 and increased unrealized depreciation by $72. On December 31, 2015, Aquila Three Peaks Opportunity Growth Fund decreased paid-in capital by $2,047,289, decreased accumulated net realized loss on investments by $114,952 and decreased accumulated net investment losses by $1,932,337. These reclassifications had no effect on net assets or net asset value per share.

i)
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board "FASB" Accounting Standard Codification Topic 946 "Financial Services-Investment Companies".

j)
In May 2015, the Financial Accounting Standards Board “FASB” issued Accounting Standards Update “ASU” No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

27 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2015

3. Fees and Related Party Transactions

a) Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for each Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of each Fund has been delegated to a Sub-Adviser as described below. Under each Advisory and Administrative Agreement, the Manager provides all administrative services to the respective Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the offices of the Funds and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Funds such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, pricing agent, auditors and distributor. For its services to Aquila Three Peaks High Income Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of close of business each day at the annual rate of 0.65% of the Fund’s net assets. For its services to Aquila Three Peaks Opportunity Growth Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.90% on the Fund’s net assets up to $100 million, 0.85% on such assets above $100 million up to $250 million, and 0.80% on assets above $250 million.

Three Peaks Capital Management, LLC (the “Sub-Adviser”) serves as the Investment Sub-Adviser for both Funds under Sub-Advisory Agreements between the Manager and the Sub-Adviser. Under the agreements, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Funds, the investment programs of the Funds and the composition of their portfolios and arranges for the purchases and sales of portfolio securities. For its services with respect to Aquila Three Peaks High Income Fund, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of close of business each day at the annual rate of 0.45% on the first $100 million net assets, 0.40% on the next $150 million of the net assets and 0.35% on the net assets above $250 million. For its services with respect to Aquila Three Peaks Opportunity Growth Fund, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets up to $100 million, 0.45% on such assets above $100 million up to $250 million, and 0.40% on assets above $250 million.

For Aquila Three Peaks High Income Fund, the Manager and the Sub-Adviser determined to continue to voluntarily waive a portion of their fees for the year ended December 31, 2015. Thus, for the year ended December 31, 2015, the Fund incurred gross management fees of $1,112,231, of which $118,365 was voluntarily waived.

28 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2015

For Aquila Three Peaks Opportunity Growth Fund, the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses would not exceed 1.55% for Class A Shares, 2.25% for Class C Shares, 1.46% for Class I Shares and 1.25% for Class Y Shares. These expense limitations are in effect until April 30, 2016. Prior to that date, the arrangement may not be terminated without the approval of the Board of Trustees. The Sub-Adviser has agreed to waive its fee in the same proportion as the Manager is required to waive its fee in connection with the aforementioned undertaking. For a period of three years, subsequent to the end of the Fund’s fiscal year, the Manager may recover from the Fund certain fees and expenses waived or reimbursed to the extent that the net unreimbursed Total Annual Fund Operating Expenses, including the recovered expenses, do not exceed any contractual limitations. For the year ended December 31, 2015, the Manager recovered a portion of the previously waived management fees in the amount of $448,249 of which $207,571 was in turn paid to the Sub-Adviser. As of December 31, 2015, the total of these amounts was $75,585 of which $40,979 expires on December 31, 2016 and $34,606 expires on December 31, 2017.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Funds for Chief Compliance Officer related services provided to enable the Funds to comply with Rule 38a-1 of the Investment Company Act of 1940.

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Funds' Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

The Funds have adopted Distribution Plans (each a “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plans, with respect to Class A Shares, the Funds are authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts.

For the year ended December 31, 2015, these payments were as follows:

	Annual		Amount
	Distribution Fee	Distribution Fees	Retained by
	Rate on Class A	on Class A	Distributor
Aquila Three Peaks High Income Fund	0.20%	$103,401	$4,386

Aquila Three Peaks Opportunity Growth Fund	0.30%	$322,021	$7,256

Under another part of the Plan, the Funds are authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the respective Fund’s average net assets represented by Class C Shares. In addition, under a Shareholder Services Plan, the Funds are authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the respective Fund’s average net assets represented by Class C Shares.

29 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2015

For the year ended December 31, 2015, these payments were as follows:

	Qualified	Shareholder	Amount
	Recipients Fees	Services Fee	Retained by
	on Class C	on Class C	Distributor
Aquila Three Peaks High Income Fund	$141,457	$47,152	$47,617

Aquila Three Peaks Opportunity Growth Fund	$311,773	$103,925	$87,967

Under another part of the Plan, the Funds are authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate of more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Funds have a Shareholder Services Plan under which each Fund may pay service fees of not more than 0.25% of the average annual net assets of the respective Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets.

With respect to Aquila Three Peaks High Income Fund, for the year ended December 31, 2015, these payments were made at the average annual rate of 0.40% (0.15% under the Distribution Plan and 0.25% under the Shareholder Services Plan) of such net assets and amounted to $7,257 of which $2,635 related to the Plan and $4,622 related to the Shareholder Services Plan.

With respect to Aquila Three Peaks Opportunity Growth Fund, for the year ended December 31, 2015, these payments were made at the average annual rate of 0.35% (0.10% under the Distribution Plan and 0.25% under the Shareholder Services Plan) of such net assets and amounted to $50,782 of which $14,509 related to the Plan and $36,273 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Funds' Prospectus and Statement of Additional Information.

Under Distribution Agreements, the Distributor serves as the exclusive distributor of the Funds' shares. Through agreements between the Distributor and various broker-dealers or other financial intermediaries (such as a bank or financial advisor) (collectively “intermediaries”), Fund shares are sold primarily through the facilities of these intermediaries with the bulk of any sales commissions inuring to such intermediaries. For the year ended December 31, 2015, Aquila Three Peaks High Income Fund's total commissions on sales of Class A Shares amounted to $73,032 of which the Distributor received $15,310. For the year ended December 31, 2015, Aquila Three Peaks Opportunity Growth Fund's total commissions on sales of Class A Shares amounted to $932,289 of which the Distributor received $86,176.

30 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2015

4. Purchases and Sales of Securities

Aquila Three Peaks High Income Fund

During the year ended December 31, 2015, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $200,592,664 and $193,314,930, respectively.

At December 31, 2015, the aggregate tax cost for all securities was $186,309,806. At December 31, 2015, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $701,768 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $1,588,540 for a net unrealized depreciation of $886,772.

Aquila Three Peaks Opportunity Growth Fund

During the year ended December 31, 2015, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $415,920,533 and $157,571,201, respectively.

At December 31, 2015, the aggregate tax cost for all securities was $454,256,077. At December 31, 2015, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $51,545,355 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $16,366,478 for a net unrealized appreciation of $35,178,877.

5. Expenses

The Funds negotiated an expense offset arrangement with their prior custodian wherein they received credit toward the reduction of custodian fees and other Fund expenses whenever there were uninvested cash balances. The Statements of Operations reflect the total expenses before any offset, the amount of offset and the net expenses.

6. Portfolio Orientation

Aquila Three Peaks High Income Fund may invest up to 100% in high-yield/high-risk bonds, also known as “junk bonds”. High-yield/high-risk bonds may be especially sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. Because of these factors, the performance and net asset value of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

Aquila Three Peaks Opportunity Growth Fund may invest no less than 70% of its net assets in equity securities believed to have the potential for capital appreciation. The Fund may invest in a range of stock market capitalizations that could include small-cap, mid-cap, and large cap. Thus the Fund may invest in common stocks without regard to whether they could be described as “growth” or “value”. The Fund may, from time-to-time, hold as much as 30% of its net assets in fixed-income securities including junk bonds. These bonds generally have a greater credit risk than other types of fixed-income securities.

31 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2015

7. Capital Share Transactions

a) Transactions in Capital Shares of the Fund were as follows:

Aquila Three Peaks High Income Fund

	Year Ended			Year Ended
	December 31, 2015			December 31, 2014
	Shares	Amount		Shares	Amount
Class A Shares:
Proceeds from shares sold	3,854,779	$32,365,757		801,356	$7,023,766
Reinvested distributions	187,698	1,580,779		284,717	2,459,307
Cost of shares redeemed	(1,591,291)	(13,389,878	)(a)	(2,877,826)	(25,172,801	)(a)
Net change	2,451,186	20,556,658		(1,791,753)	(15,689,728)
Class C Shares:
Proceeds from shares sold	489,077	4,106,091		154,221	1,354,103
Reinvested distributions	50,453	425,380		106,591	917,439
Cost of shares redeemed	(1,041,004)	(8,780,573	)(b)	(969,031)	(8,488,015)
Net change	(501,474)	(4,249,102)		(708,219)	(6,216,473)
Class I Shares:
Proceeds from shares sold	76,450	645,488		444,973	3,904,957
Reinvested distributions	6,379	53,770		64,156	562,413
Cost of shares redeemed	(89,037)	(752,023)		(10,001,406)	(88,303,816	)(b)
Net change	(6,208)	(52,765)		(9,492,277)	(83,836,446)
Class Y Shares:
Proceeds from shares sold	3,017,388	25,373,279		2,411,081	21,162,988
Reinvested distributions	320,768	2,706,294		555,745	4,789,384
Cost of shares redeemed	(3,281,082)	(27,648,634	)(c)	(4,974,180)	(43,653,437	)(c)
Net change	57,074	430,939		(2,007,354)	(17,701,065)
Total transactions in Fund
shares	2,000,578	$16,685,730		(13,999,603)	$(123,443,712)

(a)	Net of short-term trading redemption fees of $738 and $3,671, for the year ended December 31, 2015 and the year ended December 31, 2014, respectively. (see note 7b)
(b)	Net of short-term trading redemption fees of $207 and $6,472, for the year ended December 31, 2015 and the year ended December 31, 2014, respectively. (see note 7b)
(c)	Net of short-term trading redemption fees of $2,726 and $3,146, for the year ended December 31, 2015 and the year ended December 31, 2014, respectively. (see note 7b)

32 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2015

Aquila Three Peaks Opportunity Growth Fund

	Year Ended			Year Ended
	December 31, 2015			December 31, 2014
	Shares	Amount		Shares	Amount
Class A Shares:
Proceeds from shares sold	1,798,377	$83,712,281		881,470	$36,870,280
Reinvested dividends and
distributions	41,700	1,909,252		12,012	524,806
Cost of shares redeemed	(493,815)	(22,891,619	)(a)	(212,443)	(8,659,257	)(a)
Net change	1,346,262	62,729,914		681,039	28,735,829
Class C Shares:
Proceeds from shares sold	1,353,733	53,709,233		223,326	7,955,809
Reinvested dividends and
distributions	19,184	741,944		3,830	143,119
Cost of shares redeemed	(187,320)	(7,340,134)		(87,545)	(3,127,540
Net change	1,185,597	47,111,043		139,611	4,971,388
Class I Shares:
Proceeds from shares sold	614,346	29,630,214		114,906	4,998,412
Reinvested dividends and
distributions	8,094	383,215		944	42,436
Cost of shares redeemed	(166,190)	(7,928,289	)(b)	(8,216)	(356,913	)(b)
Net change	456,250	22,085,140		107,634	4,683,935
Class Y Shares:
Proceeds from shares sold	4,454,020	217,826,815		1,176,580	51,083,734
Reinvested dividends and
distributions	63,341	3,067,183		11,348	522,319
Cost of shares redeemed	(920,169)	(44,907,951	)(c)	(335,745)	(14,580,595	)(c)
Net change	3,597,192	175,986,047		852,183	37,025,458
Total transactions in Fund
shares	6,585,301	$307,912,144		1,780,467	$75,416,610

(a)	Net of short-term trading redemption fees of $11,127 and $32,727 for the year ended December 31, 2015 and the year ended December 31, 2014, respectively. (See note 7b)
(b)	Net of short-term trading redemption fees of $11,501 and $3,690 for the year ended December 31, 2015 and the year ended December 31, 2014, respectively. (See note 7b)
(c)	Net of short-term trading redemption fees of $15,183 and $21,596 for the year ended December 31, 2015 and the year ended December 31, 2014, respectively. (See note 7b)

b)
Short-Term Trading Redemption Fee: The Funds and the Distributor may reject any order for the purchase of shares, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Funds impose redemption fees of 1.00% and 2.00% (respectively for Aquila Three Peaks High Income and Aquila Three Peaks Opportunity Growth Fund) of the shares’ redemption value on any redemption of Class A Shares on which a sales charge is not imposed or of Class I and Class Y Shares, if the redemption occurs within 90 days of purchase. The fees are paid to the respective Fund and are designed to offset the costs to the Fund caused by short-term trading in Fund shares. The Fund retains the fee charged as paid-in capital which becomes part of the Fund’s daily net asset value (“NAV”) calculation. The fee does not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder’s death or disability.

33 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2015

8. Income Tax Information and Distributions

Aquila Three Peaks High Income Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Aquila Three Peaks Opportunity Growth Fund declares distributions to shareholders from net investment income, if any, and from net realized capital gains, if any, on at least an annual basis. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital. At December 31, 2015, Aquila Three Peaks High Income Fund had post October capital loss deferrals of $353,391 which will be recognized in 2016. Aquila Three Peaks Opportunity Growth Fund had post October capital loss deferrals of $4,284,087 which will be recognized in 2016.

At December 31, 2015, Aquila Three Peaks High Income Fund had a capital loss carryover of $3,274,125, where $2,413,587 is short-term and $860,538 is long-term with no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

The tax character of distributions:

	Aquila Three Peaks		Aquila Three Peaks
	High Income Fund		Opportunity Growth Fund
	Year Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014

Ordinary income	$6,457,264	$10,614,974	$114,952	$640,468
Long term capital gain .	—	1,882,228	7,645,507	934,465
Return of capital	72	—	—	—
	$6,457,336	$12,497,202	$7,760,459	$1,574,933

34 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2015

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Aquila Three Peaks	Aquila Three Peaks
	High Income Fund	Opportunity Growth Fund
Ordinary Income	$—	$—
Accumulated net realized gain	—	117,242
Other accumulated losses	(3,627,516)	(4,284,087)
Unrealized appreciation
(depreciation)	(886,772)	35,178,877
	$(4,514,288)	$31,012,032

For Aquila Three Peaks Opportunity Growth Fund, the difference between book and tax unrealized appreciation was due to wash sales.

9. Securities Traded on a When-Issued Basis

The Funds may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for the other securities.

10. Subsequent Event

Effective March 1, 2016, the Distributor will merge its assets, liabilities and operations with and into Aquila Distributors LLC. At such time, Aquila Distributors LLC will become the principal underwriter to the Trust. There will be no change in control or management, no automatic assignment or termination of agreements, and no change in the capitalization, operations, business or business plans as a result of the merger.

35 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended December 31,
	2015	2014	2013		2012		2011
Net asset value, beginning of period	$8.38	$8.71	$8.86		$8.93		$9.05
Income (loss) from investment operations:
Net investment income(1)	0.31	0.35	0.37		0.41		0.49
Net gain (loss) on securities (both
realized and unrealized)	(0.01)	(0.15)	0.03		0.24		(0.03)
Total from investment operations	0.30	0.20	0.40		0.65		0.46
Less distributions:
Dividends from net investment income	(0.32)	(0.35)	(0.37)		(0.41)		(0.49)
Distributions from capital gains	–	(0.18)	(0.18)		(0.31)		(0.09)
Total distributions	(0.32)	(0.53)	(0.55)		(0.72)		(0.58)
Net asset value, end of period	$8.36	$8.38	$8.71		$8.86		$8.93
Total return (not reflecting sales charge)	3.58%	2.25%	4.64%		7.40%		5.20%
Ratios/supplemental data
Net assets, end of period (in millions)	$67,063	$46,691	$64,170		$63,844		$56,343
Ratio of expenses to average net assets	1.14%	1.14%	1.14%		1.14	%(2)	1.10	%(2)
Ratio of net investment income to average
net assets	3.73%	3.95%	4.20%		4.49	%(2)	5.46	%(2)
Portfolio turnover rate	120%	115%	95%		173%		67%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.20%	1.29%	1.28	%(3)	1.14	%(2)	1.10	%(2)
Ratio of net investment income to average
net assets	3.66%	3.81%	4.07	%(3)	4.49	%(2)	5.46	%(2)

The expense ratios after giving effect to voluntary waiver of fees, expense reimbursement and/or expense offset for uninvested cash balances were (note 5):

Ratio of expenses to average net assets	1.14%	1.14%	1.14	%(2)	1.14	%(2)	1.10	%(2)
_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	No reduction in the management fee was required during the period, contractual or otherwise.
(3)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.20% and 4.15%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

36 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended December 31,
	2015	2014	2013		2012		2011
Net asset value, beginning of period	$8.38	$8.71	$8.86		$8.93		$9.05
Income (loss) from investment operations:
Net investment income(1)	0.25	0.28	0.30		0.33		0.42
Net gain (loss) on securities (both
realized and unrealized)	(0.02)	(0.15)	0.03		0.24		(0.03)
Total from investment operations	0.23	0.13	0.33		0.57		0.39
Less distributions:
Dividends from net investment income	(0.25)	(0.28)	(0.30)		(0.33)		(0.42)
Distributions from capital gains	–	(0.18)	(0.18)		(0.31)		(0.09)
Total distributions	(0.25)	(0.46)	(0.48)		(0.64)		(0.51)
Net asset value, end of period	$8.36	$8.38	$8.71		$8.86		$8.93
Total return (not reflecting CDSC)	2.74%	1.44%	3.81%		6.55%		4.37%
Ratios/supplemental data
Net assets, end of period (in thousands)	$17,860	$22,099	$29,154		$33,555		$31,907
Ratio of expenses to average net assets	1.94%	1.94%	1.94%		1.94	%(2)	1.91	%(2)
Ratio of net investment income to average
net assets	2.96%	3.15%	3.41%		3.69	%(2)	4.67	%(2)
Portfolio turnover rate	120%	115%	95%		173%		67%

Expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	2.01%	2.09%	2.07	%(3)	1.94	%(2)	1.91	%(2)
Ratio of net investment income to average
net assets	2.89%	3.01%	3.28	%(3)	3.69	%(2)	4.67	%(2)

Expense ratios after giving effect to voluntary waiver of fees, expense reimbursement and/or expense offset for uninvested cash balances were (note 5):

Ratio of expenses to average net assets	1.94%	1.94%	1.94%		1.94	%(2)	1.91	%(2)
_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	No reduction in the management fee was required during the period, contractual or otherwise.
(3)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.99% and 3.36%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

37 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended December 31,
	2015	2014	2013		2012		2011
Net asset value, beginning of period	$8.37	$8.72	$8.87		$8.93		$9.05
Income (loss) from investment operations:
Net investment income(1)	0.31	0.35	0.37		0.41		0.50
Net gain (loss) on securities (both
realized and unrealized)	(0.01)	(0.18)	0.03		0.25		(0.03)
Total from investment operations	0.30	0.17	0.40		0.66		0.47
Less distributions:
Dividends from net investment income	(0.31)	(0.34)	(0.37)		(0.41)		(0.50)
Distributions from capital gains	–	(0.18)	(0.18)		(0.31)		(0.09)
Total distributions	(0.31)	(0.52)	(0.55)		(0.72)		(0.59)
Net asset value, end of period	$8.36	$8.37	$8.72		$8.87		$8.93
Total return (not reflecting sales charge)	3.61%	1.98%	4.62%		7.49%		5.23%
Ratios/supplemental data
Net assets, end of period (in thousands)	$1,741	$1,797	$84,621		$68,175		$110,958
Ratio of expenses to average net assets	1.21%	1.13%	1.15%		1.16	%(2)	1.08	%(2))
Ratio of net investment income to average
net assets	3.70%	4.02%	4.18%		4.50	%(2)	5.47	%(2)
Portfolio turnover rate	120%	115%	95%		173%		67%

Expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.28%	1.30%	1.30	%(3)	1.16	%(2)	1.08	%(2)
Ratio of net investment income to average
net assets	3.63%	3.86%	4.03	%(3)	4.50	%(2)	5.47	%(2))

Expense ratios after giving effect to voluntary waiver of fees, expense reimbursement and/or expense offset for uninvested cash balances were (note 5):

Ratio of expenses to average net assets	1.21%	1.13%	1.15%		1.16	%(2)	1.08	%(2)
_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	No reduction in the management fee was required during the period, contractual or otherwise.
(3)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.22% and 4.11%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

38 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended December 31,
	2015	2014	2013		2012		2011
Net asset value, beginning of period	$8.38	$8.72	$8.87		$8.93		$9.05
Income (loss) from investment operations:
Net investment income(1)	0.33	0.36	0.39		0.43		0.51
Net gain (loss) on securities (both
realized and unrealized)	(0.02)	(0.16)	0.03		0.25		(0.03)
Total from investment operations	0.31	0.20	0.42		0.68		0.48
Less distributions:
Dividends from net investment income	(0.33)	(0.36)	(0.39)		(0.43)		(0.51)
Distributions from capital gains	–	(0.18)	(0.18)		(0.31)		(0.09)
Total distributions	(0.33)	(0.54)	(0.57)		(0.74)		(0.60)
Net asset value, end of period	$8.36	$8.38	$8.72		$8.87		$8.93
Total return (not reflecting sales charge)	3.77%	2.34%	4.85%		7.73%		5.41%
Ratios/supplemental data
Net assets, end of period (in thousands)	$102,028	$101,768	$123,344		$189,186		$174,213
Ratio of expenses to average net assets	0.94%	0.94%	0.94%		0.94	%(2)	0.90	%(2)
Ratio of net investment income to average
net assets	3.95%	4.15%	4.40%		4.68	%(2)	5.66	%(2))
Portfolio turnover rate	120%	115%	95%		173%		67%

Expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.01%	1.09%	1.06	%(3)	0.94	%(2)	0.90	%(2)
Ratio of net investment income to average
net assets	3.88%	4.00%	4.28	%(3)	4.68	%(2)	5.66	%(2))

Expense ratios after giving effect to voluntary waiver of fees, expense reimbursement and/or expense offset for uninvested cash balances were (note 5):

Ratio of expenses to average net assets	0.94%	0.94%	0.94%		0.94	%(2)	0.90	%(2)
_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	No reduction in the management fee was required during the period, contractual or otherwise.
(3)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.98% and 4.36%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

39 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended December 31,
	2015		2014	2013		2012	2011
Net asset value, beginning of period	$43.69		$38.06	$28.08		$22.93	$26.64
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.31)		(0.21)	(0.01)		0.38	(0.08)
Net gain (loss) on securities (both
realized and unrealized)	2.17		6.19	10.45		5.15	(1.00)
Total from investment operations	1.86		5.98	10.44		5.53	(1.08)
Less distributions (note 8):
Dividends from net investment income	–		–	–		(0.36)	–
Distributions from capital gains	(0.77)		(0.38)	(0.47)		(0.02)	(2.64)
Total distributions	(0.77)		(0.38)	(0.47)		(0.38)	(2.64)
Paid-in capital from redemption
fees (note 7b)	–		0.03	0.01		–	0.01
Net asset value, end of period	$44.78		$43.69	$38.06		$28.08	$22.93
Total return (not reflecting sales charges)	4.21	%(3)	15.80%	37.22%		24.12%	(4.01)%
Ratios/supplemental data
Net assets, end of period (in thousands)	$133,380		$71,306	$36,198		$14,369	$11,904
Ratio of expenses to average net assets	1.53%		1.55%	1.55%		1.53%	1.50%
Ratio of net investment income (loss)
to average net assets	(0.67)%		(0.52)%	(0.02)%		1.47%	(0.31)%
Portfolio turnover rate	49%		43%	33%		44%	39%

Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were (note 3):

Ratio of expenses to average net assets	1.41%		1.58%	2.01	%(2)	2.82%	2.87%
Ratio of net investment income (loss) to
average net assets	(0.56)%		(0.55)%	(0.48	)%(2)	0.18%	(1.68)%

Expense ratios after giving effect to the contractual expense cap and net of expense recovery were (note 5):

Ratio of expenses to average net assets	1.53%		1.55%	1.55%		1.53%	1.50%
_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 1.91% and (0.38)%, respectively, for the year ended December 31, 2013.

(3)
Total return would have been higher had previously waived management fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

See accompanying notes to financial statements.

40 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended December 31,
	2015		2014	2013		2012	2011
Net asset value, beginning of period	$37.37		$32.84	$24.45		$20.04	$23.81
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.54)		(0.43)	(0.24)		0.18	(0.24)
Net gain (loss) on securities (both
realized and unrealized)	1.85		5.34	9.10		4.47	(0.89)
Total from investment operations	1.31		4.91	8.86		4.65	(1.13)
Less distributions (note 8):
Dividends from net investment income	–		–	–		(0.22)	–
Distributions from capital gains	(0.77)		(0.38)	(0.47)		(0.02)	(2.64)
Total distributions	(0.77)		(0.38)	(0.47)		(0.24)	(2.64)
Net asset value, end of period	$37.91		$37.37	$32.84		$24.45	$20.04
Total return (not reflecting CDSC)	3.45	%(3)	14.96%	36.24%		23.22%	(4.74)%
Ratios/supplemental data
Net assets, end of period (in thousands)	$64,621		$19,391	$12,457		$2,111	$1,772
Ratio of expenses to average net assets	2.25%		2.25%	2.25%		2.25%	2.25%
Ratio of net investment income (loss)
to average net assets	(1.36)%		(1.22)%	(0.82)%		0.77%	(1.03)%
Portfolio turnover rate	49%		43%	33%		44%	39%

Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were (note 3):

Ratio of expenses to average net assets	2.10%		2.28%	2.63	%(2)	3.52%	3.50%
Ratio of net investment income (loss) to
average net assets	(1.21)%		(1.25)%	(1.19	)%(2)	(0.49)%	(2.27)%

Expense ratios after giving effect to the contractual expense cap and net of expense recovery were (note 5):

Ratio of expenses to average net assets	2.25%		2.25%	2.25%		2.25%	2.25%
_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 2.53% and (1.10)%, respectively, for the year ended December 31, 2013.

(3)
Total return would have been higher had previously waived mangement fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

See accompanying notes to financial statements.

41 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended December 31,
	2015	2014	2013		2012	2011
Net asset value, beginning of period	$44.94	$39.06	$28.72		$23.45	$27.08
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.18)	(0.10)	0.06		1.08	0.04
Net gain (loss) on securities (both
realized and unrealized)	2.16	6.27	10.73		4.67	(1.03)
Total from investment operations	1.98	6.17	10.79		5.75	(0.99)
Less distributions (note 8):
Dividends from net investment income	–	–	–		(0.46)	–
Distributions from capital gains	(0.77)	(0.38)	(0.47)		(0.02)	(2.64)
Total distributions	(0.77)	(0.38)	(0.47)		(0.48)	(2.64)
Paid-in capital from redemption fees (note 7b).	0.04	0.09	0.02		–	–
Net asset value, end of period	$46.19	$44.94	$39.06		$28.72	$23.45
Total return	4.45%	16.03%	37.64%		24.55%	(3.65)%
Ratios/supplemental data
Net assets, end of period (in thousands)	$26,391	$5,170	$290		$119	$21
Ratio of expenses to average net assets	1.32%	1.41%	1.18%		1.17%	1.13%
Ratio of net investment income (loss)
to average net assets	(0.38)%	(0.24)%	0.16%		3.95%	0.14%
Portfolio turnover rate	49%	43%	33%		44%	39%

Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were (note 3):

Ratio of expenses to average net assets	1.32%	1.47%	1.91	%(2)	2.55%	2.76%
Ratio of net investment income (loss) to
average net assets	(0.38)%	(0.30)%	(0.57	)%(2)	2.57%	(1.48)%

Expense ratios after giving effect to the contractual expense cap and net of expense recovery were (note 5):

Ratio of expenses to average net assets	1.32%	1.41%	1.18%		1.17%	1.13%
_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 1.81% and (0.47)%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

42 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended December 31,
	2015		2014	2013		2012	2011
Net asset value, beginning of period	$46.03		$39.96	$29.38		$23.96	$27.63
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.18)		(0.09)	0.08		0.50	(0.02)
Net gain (loss) on securities (both
realized and unrealized)	2.28		6.52	10.96		5.36	(1.03)
Total from investment operations	2.10		6.43	11.04		5.86	(1.05)
Less distributions (note 8):
Dividends from net investment income	–		–	–		(0.44)	–
Distributions from capital gains	(0.77)		(0.38)	(0.47)		(0.02)	(2.64)
Total distributions	(0.77)		(0.38)	(0.47)		(0.46)	(2.64)
Paid-in capital from redemption
fees (note 7b)	–		0.02	0.01		0.02	0.02
Net asset value, end of period	$47.36		$46.03	$39.96		$29.38	$23.96
Total return (not reflecting sales charges)	4.52	%(3)	16.15%	37.61%		24.55%	(3.72)%
Ratios/supplemental data
Net assets, end of period (in thousands)	$260,012		$87,120	$41,576		$8,292	$4,799
Ratio of expenses to average net assets	1.25%		1.25%	1.25%		1.25%	1.25%
Ratio of net investment income (loss)
to average net assets	(0.37)%		(0.20)%	0.22%		1.84%	(0.06)%
Portfolio turnover rate	49%		43%	33%		44%	39%

Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were (note 3):

Ratio of expenses to average net assets	1.10%		1.28%	1.65	%(2)	2.51%	2.52%
Ratio of net investment income (loss) to
average net assets	(0.23)%		(0.23)%	(0.17	)%(2)	0.58%	(1.34)%

Expense ratios after giving effect to the contractual expense cap and net of expense recovery were (note 5):

Ratio of expenses to average net assets	1.25%		1.25%	1.25%		1.25%	1.25%
_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 1.55% and (0.07)%, respectively, for the year ended December 31, 2013.

(3)
Total return would have been higher had previously waived management fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

See accompanying notes to financial statements.

43 | Aquila Funds Trust

Additional Information (unaudited)
Trustees(1)
and Officers

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Trust and	Principal	Complex(4)	Other Directorships
Address	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Trustee and President of Aquila Funds Trust since 2006; Vice Chair since 2013; Chair 2006-2013
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/ or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
11
ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-interested Trustees

Glenn P. O’Flaherty Denver, CO (1958)	Chair of Aquila Funds Trust since 2013 and lead Independent Trustee 2012-2013; Trustee since 2006	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

44 | Aquila Funds Trust

Non-interested Trustees
			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Trust and	Principal	Complex(4)	Other Directorships
Address	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

John M. Burlingame Wilmette, IL (1955)	Trustee of Aquila Funds Trust since 2006	President, Hyatt Vacation Ownership 2014-present; Global Head – Residential Development, Hyatt Hotels Corporation 2009-2014, responsible for whole ownership and vacation ownership components of Hyatt branded mixed-use projects and stand-alone projects; Executive Vice President, Hyatt Vacation Ownership (including resort management, homeowner’s association management, sales and marketing, development and consumer financing), 1994 – 2009; prior to 1994 involved in all phases of hotel development for Hyatt.	4	American Resort Development Association

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Funds Trust since 2013	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Funds Trust since 2013	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

45 | Aquila Funds Trust

Non-interested Trustees
Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Trust and	Principal	Complex(4)	Other Directorships
Address	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Russell K. Okata Honolulu, HI (1944)	Trustee of Aquila Funds Trust since 2007	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO 1981-2007; International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO 1981-2007; Hawaii Democratic Party National Committeeman; member, State of Hawaii Long-term Care Commission; director of various civic and charitable organizations.	3
Hawaii Client Services (part of Hawaii Dental Services Group); formerly Trustee and Chairman, Pacific Capital Funds®; past Chair of the Royal State Group (insurance); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 1993-2012

(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and former Trustee, Chairman and Chairman Emeritus of the Trust.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

46 | Aquila Funds Trust

Officers

Positions
Held with
Name,	Fund and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Funds Trust since 2006 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Funds Trust since 2006
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President of various funds in the Aquila Group of Funds: Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; Aquila Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Aquila Three Peaks High Income Fund since 2006; Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon since 2010; Aquila Three Peaks Opportunity Growth Fund 2004-2013; Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado 2010-2013; Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President of Aquila Funds Trust since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President of Aquila Funds Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Sherri Foster Lahaina, HI (1950)	Vice President of Aquila Funds Trust since 2013
Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of three money-market funds in the Aquila Group of Funds; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013; Registered Representative of the Distributor since 1985.

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Funds Trust since 2013	Vice President of Aquila Three Peaks Opportunity Growth Fund 1999-2013 and Tax-Free Trust of Oregon since 1998.

47 | Aquila Funds Trust

Officers

Positions
Held with
Name,	Fund and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years(3)

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Funds Trust since 2013	Vice President, Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund 2004-2013.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Funds Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Funds Trust since 2003	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Funds Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Funds Trust since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1) The mailing address of each officer is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

48 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

Analysis of Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution "12b-1" and/or service fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The tables below are based on an investment of $1,000 invested on July 1, 2015 and held for the six months ended December 31, 2015.

Actual Expenses

This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended December 31, 2015

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	1.26%	$1,000.00	$1,012.60	$5.73
Class C	0.84%	$1,000.00	$1,008.40	$9.82
Class I	1.33%	$1,000.00	$1,013.30	$6.04
Class Y	1.35%	$1,000.00	$1,013.50	$4.77

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized and, as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 1.13%, 1.94%, 1.19% and 0.94% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

49 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended December 31, 2015

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,019.51	$5.75
Class C	5.00%	$1,000.00	$1,015.43	$9.86
Class I	5.00%	$1,000.00	$1,019.21	$6.06
Class Y	5.00%	$1,000.00	$1,020.47	$4.79

(1)
Expenses are equal to the annualized expense ratio of 1.13%, 1.94%, 1.19% and 0.94% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

50 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

Analysis of Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution "12b-1" and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below is based on an investment of $1,000 invested on July 1, 2015 and held for the six months ended December 31, 2015.

Actual Expenses

This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended December 31, 2015

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	(4.01)%	$1,000.00	$959.90	$ 7.56
Class C	(4.36)%	$1,000.00	$956.40	$11.10
Class I	(3.85)%	$1,000.00	$961.50	$ 6.43
Class Y	(3.88)%	$1,000.00	$961.20	$ 6.18

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized and, as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 1.53%, 2.25%, 1.30% and 1.25% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

51 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended December 31, 2015

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,017.49	$ 7.78
Class C	5.00%	$1,000.00	$1,013.86	$11.42
Class I	5.00%	$1,000.00	$1,018.65	$ 6.61
Class Y	5.00%	$1,000.00	$1,018.90	$ 6.36

(1)
Expenses are equal to the annualized expense ratio of 1.53%, 2.25%, 1.30% and 1.25% for the Fund’s Class A, C , I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

52 | Aquila Funds Trust

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of each Fund’s portfolio holdings, as reported at the end of each calendar quarter and generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of each Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Funds’ website at www.aquilafunds. com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

The Funds additionally file a complete list of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30, 2015 is available upon request, without charge, at www.aquilafunds.com or on the SEC's website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No current action on the part of shareholders is required.

For the calendar year ended December 31, 2015, the following percentage of the dividends and distributions paid by the Funds were taxable as follows:

		Long-Term
	Ordinary Income	Capital Gains
Aquila Three Peaks High Income Fund	100.00%	0%
Aquila Three Peaks Opportunity Growth Fund	1.48%	98.52%

Prior to February 15, 2016, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2015 calendar year.

53 | Aquila Funds Trust

Aquila Three Peaks High Income Fund:

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Three Peaks Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

In considering whether to approve the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. Contract renewal materials were provided to the Trustees in August, 2015. The independent Trustees met telephonically on September 2, 2015 and in person on September 20, 2015 to review and discuss the contract review materials. The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately, as well as in conjunction with each other to determine their combined effects on the Fund.

At the meeting held on September 20, 2015, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2016. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

54 | Aquila Funds Trust

Aquila Three Peaks High Income Fund

Additional Information (unaudited) (continued)

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s co-portfolio managers, Mr. Sandy Rufenacht and Mr. David Battilega. Since inception of the Fund, the Trustees have received detailed presentations by representatives of the Sub-Adviser covering its research and investment process.

The Trustees considered that the Manager supervised and monitored the performance of the Fund’s service providers (including the Sub-Adviser). The Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, as applicable.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance and compared its performance to the performance of:

•
the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (ten high yield bond funds, as classified by Morningstar, that are similar to the Fund in size, that charge a front-end sales charge, and that have average maturities between 4-7 years);

•	the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds in the Peer Group and, without duplication, all funds (and all classes) included in the Morningstar High Yield Bond Fund category); and

•	the Fund’s benchmark index, the Barclays Capital U.S. Corporate High-Yield Bond Index.

55 | Aquila Funds Trust

Aquila Three Peaks High Income Fund

Additional Information (unaudited) (continued)

The Trustees considered that the Fund’s average annual return was higher than the average annual return of the funds in the Product Category for Performance and the Peer Group, as well as the benchmark index, for the one-year period, but lower than the average annual return of the funds in the Product Category for Performance and the Peer Group, as well as the benchmark index, for the three and five year periods ended June 30, 2015. However, the Trustees considered that, as reflected in the Consultant’s Report, the Fund was less volatile (as measured by standard deviation) than the average volatility of the funds in the Product Category for Performance and the Peer Group (for the three and five year periods ended June 30, 2015) and delivered above-average results on a risk-adjusted basis for the three and five-year periods ended June 30, 2015 (as evidenced by its Sharpe ratio) when compared to the funds in the Product Category for Performance. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges.

The Trustees noted that they had discussed with the Manager and the Sub-Adviser that the Fund had performed in a manner consistent with the investment strategy of the Sub-Adviser, which was anticipated to produce performance results different from the benchmark index as a result of under weighting certain investments that the Sub-Adviser deems to be outside of the Fund's risk tolerance.

The Trustees concluded that the longer-term performance of the Fund was explained in part by market conditions and the Sub-Adviser’s emphasis on minimizing volatility. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory and Sub-Advisory Fees and Fund Expenses

The Trustees evaluated the fee payable under the Advisory Agreement. They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement and retained by the Manager. The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and

•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar High Yield Bond Funds with similar operating expense structures to the Fund).

The Trustees considered that, during the latest fiscal year of the Fund, a portion of the advisory fee payable by the Fund under the Advisory Agreement had been waived by the Manager and, in turn, that the Sub-Adviser had waived a portion of the sub-advisory fee payable to it under the Sub-Advisory Agreement. The Manager had indicated that it is prepared to continue to waive fees and subsidize expenses as necessary in order that the Fund remains competitive.

56 | Aquila Funds Trust

Aquila Three Peaks High Income Fund

Additional Information (unaudited) (continued)

The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to the funds in the Product Category for Expenses and the Peer Group. The Trustees considered that the Fund’s contractual advisory fee was lower than the average and median contractual advisory fee of the funds in the Peer Group (at the Fund’s current asset level). They also considered that the Fund’s contractual advisory fee was lower than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses at the Fund’s current asset level and lower than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses at various higher asset levels (up to $1 billion in assets). They also noted that the Fund’s expenses were in excess of the average actual expenses of the funds in both the Product Category for Expenses and the Peer Group.

The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds and that it does not provide advisory services to other high income funds. The Trustees noted that in some instances the fee rates for those clients were slightly lower than the fees paid to the Manager or Sub-Adviser with respect to the Fund. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability

The Trustees received materials from each of the Manager and the Sub-Adviser and from the independent consultant related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors, Inc. of distribution services provided to the Fund. The independent consultant provided publicly available data regarding the profitability of other asset managers in comparison to the overall profitability of the Manager.

The Trustees considered the information provided by the Manager reflecting that the Manager did not make a profit with respect to the advisory services provided by the Manager to the Fund, as well as the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees also considered information regarding the profitability of the Manager provided to the Trustees by the independent consultant. The Trustees concluded that the information provided to them as to the profitability of the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

57 | Aquila Funds Trust

Aquila Three Peaks High Income Fund

Additional Information (unaudited) (continued)

The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees noted that both the Manager and Sub-Adviser had waived a portion of their respective fees during the initial years of operation and were continuing to waive a portion of their respective fees during the current fiscal year. The Manager had additionally reimbursed Fund expenses and indicated that it is prepared to continue to waive fees and subsidize expenses as necessary in order that the Fund remains competitive. It was noted that the Sub-Advisory Agreement contains breakpoints. Evaluation of this factor indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

58 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund:

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Three Peaks Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

In considering whether to approve the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. Contract renewal materials were provided to the Trustees in August, 2015. The independent Trustees met telephonically on September 2, 2015 and in person on September 20, 2015 to review and discuss the contract review materials. The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately, as well as in conjunction with each other to determine their combined effects on the Fund.

At the meeting held on September 20, 2015, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2016. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

59 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund

Additional Information (unaudited) (continued)

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s co-portfolio managers, Mr. Sandy Rufenacht and Mr. Zach Miller. Since providing portfolio management responsibilities to the Fund, the Trustees have received detailed presentations by representatives of the Sub-Adviser covering its research and investment process.

The Trustees considered that the Manager supervised and monitored the performance of the Fund’s service providers (including the Sub-Adviser). The Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, as applicable.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance and compared its performance to the performance of:

● the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (12 mid-cap growth funds, as classified by Morningstar, that are similar to the Fund in size and that charge a front-end sales charge);

● the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds in the Peer Group and, without duplication, all funds (and all classes) included in the Morningstar Mid-Cap Growth Fund category); and

● the Fund’s benchmark index, Russell 3000 Index.

The Trustees considered that the Fund’s average annual return was higher than the average annual return of the funds in the Product Category for Performance and the Peer Group, as well as the benchmark index, in each case for the one, three and five-year periods ended June 30, 2015. They also considered that the Fund generally underperformed the funds in the Product Category for Performance, the Peer Group and the Fund’s benchmark index for the ten-year period ended June 30, 2015, while noting that the Sub-Adviser had provided sub-advisory services to the Fund since October 2010. The Trustees considered that the Fund’s ten-year performance data included a period in which the Fund had a different investment objective and strategy.

60 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund

Additional Information (unaudited) (continued)

In addition, the Trustees considered that the Fund delivered above-average results on a risk-adjusted basis for the three and five-year periods ended June 30, 2015 (as evidenced by its Sharpe ratio) when compared to the funds in the Product Category for Performance.

Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory and Sub-Advisory Fees and Fund Expenses

The Trustees evaluated the fee payable under the Advisory Agreement. They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement and retained by the Manager. The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•      the funds in the Peer Group (as defined above); and

•      the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar Mid-Cap Growth Funds with similar operating expense structures to the Fund).

The Trustees considered that, during the latest fiscal year of the Fund, a portion of the advisory fee payable by the Fund under the Advisory Agreement had been waived by the Manager and, in turn, that the Sub-Adviser had waived a portion of the sub-advisory fee payable to it under the Sub-Advisory Agreement. The Manager had indicated that it is prepared to continue to waive fees and subsidize expenses as necessary in order that the Fund remains competitive.

The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to the funds in the Product Category for Expenses and the Peer Group. The Trustees considered that the Fund’s contractual advisory fee was equal to the average and slightly higher than the median contractual advisory fee of the funds the Peer Group and slightly higher than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses (in each case, at the Fund’s current asset level). They also noted that the Fund’s expenses were in excess of the average expenses of the funds in the Peer Group and Product Category for Expenses.

61 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund

Additional Information (unaudited) (continued)

The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds and that it does not provide advisory services to other equity funds. The Trustees noted that in some instances the fee rates for those clients were slightly lower than the fees paid to the Manager or Sub-Adviser with respect to the Fund. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability

The Trustees received materials from each of the Manager and the Sub-Adviser and from the independent consultant related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors, Inc. of distribution services provided to the Fund. The independent consultant provided publicly available data regarding the profitability of other asset managers in comparison to the overall profitability of the Manager.

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees also considered information regarding the profitability of the Manager provided to the Trustees by the independent consultant. The Trustees concluded that the profitability of the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees noted that both the Manager and Sub-Adviser had each waived a portion of their respective fees during the latest fiscal year. The Manager had indicated that it is prepared to continue to waive fees and subsidize expenses as necessary in order that the Fund remains competitive. It was noted that the Advisory Agreement and Sub-Advisory Agreement contain breakpoints which are being realized as the Fund grows. Evaluation of these factors indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed without any changes at this time.

62 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund

Additional Information (unaudited) (continued)

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

63 | Aquila Funds Trust

PRIVACY NOTICE (unaudited)

Aquila Funds Trust

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of either or both of the Funds, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Funds.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Funds' transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its sevice providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Distributors, Inc.
Aquila Investment Management LLC

This Privacy Policy also has been adopted by Aquila Distributors, Inc. and Aquila Investment Management LLC and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Funds or to you as a shareholder of either or both of the Funds.

64 | Aquila Funds Trust

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Founders
Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Investment Sub-Adviser
THREE PEAKS CAPITAL MANAGEMENT, LLC
3750 Dacoro Lane, Suite 100 Castle Rock, Colorado 80109

Board of Trustees
Glenn P. O’Flaherty, Chair
Diana P. Herrmann, Vice Chair
John M. Burlingame
Gary C. Cornia
Grady Gammage, Jr.
Russell K. Okata

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
BNY MELLON
225 Liberty Street
New York, New York 10286

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

ITEM 2.  CODE OF ETHICS.

(a) As of December 31, 2015 (the end of the reporting period) the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)  The text of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Registrant's Internet address at www.aquilafunds.com.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i) The Registrant's Board of Trustees has determined that Mr. Glenn O'Flaherty, a member of its Audit Committee, is an audit committee financial expert.  Mr. O'Flaherty is 'independent' as such term is defined in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of each Series of the Registrant's annual financial statements were as follows:

	201		2015
ATPHIF	$18,800	$
ATPOGF	$13,300	$

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c)  Tax Fees – Each Series of the Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

	2014	2015
ATPHIF	$3,500	$3,500
ATPOGF	$3,500	$3,500

d)  All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1)  Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2)  None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENTCOMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the Registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the Registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to Registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)  There have been no significant changes in Registrant's internal controls or in other factors that could significantly affect Registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.  EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA FUNDS TRUST

By:	/s/ Diana P. Herrmann
Diana P. Herrmann Vice Chair, Trustee and President March 7, 2016

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer and Treasurer March 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann Vice Chair, Trustee and President March 7, 2016

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio Chief Financial Officer and Treasurer March 7, 2016

AQUILA THREE PEAKS HIGH INCOME FUND

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.